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EXHIBIT 23.01


                            RWD TECHNOLOGIES, INC.
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statements File Nos. 333-36157, 333-50199, 333-60593, 333-
89093, and 333-42760.


/s/ Arthur Andersen
-------------------


Baltimore, Maryland
February 6, 2001

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